                                                                    Exhibit 10.1





To:      Each Holder of 9.45% Series A Senior Notes due
         September 15, 2003 and Each Holder of 8.99% Series B
         Senior Notes due September 15, 1999 of Kerr Group, Inc.



Date:    March 24, 1995



         Reference is hereby made to the several Note Agreements, dated as of September 15, 1993 (the "Note Agreements"), between Kerr Group, Inc. (the "Company") and each of the purchasers listed on the Schedule of Purchasers attached to said Note Agreements (the "Purchasers"), relating to the issue and sale by the Company of its 9.45% Series A Senior Notes due September 15, 2003 and its 8.99% Series B Senior Notes due September 15, 1999 (collectively, the "Notes"). Capitalized terms used herein and not otherwise defined have the meanings ascribed thereto in the Note Agreements.

         I.  Amendment

             Subject to the conditions set forth herein, the Note Agreements are hereby amended as follows:

             A. Section 10.1 of the Note Agreements is hereby amended and restated in its entirety to read as follows:

                 10.1 Fixed Charge Coverage Ratio.  The Company will not at any time on or after December 31, 1993, permit the Fixed Charge Coverage Ratio for the four consecutive fiscal quarters most recently ended (i.e., a "rolling" four quarters) to be less than the ratios indicated below for the periods indicated:

                                                                   Minimum Fixed Charge
                                     Periods                          Coverage Ratio
                 -------------------------------------                --------------
                 Dec. 31, 1993     -    June 30, 1994                     1.20 to 1
                 July 1, 1994      -    Sept. 30, 1995                    1.30 to 1
                 Oct. 1, 1995      -    Dec. 31, 1995                     1.40 to 1
                 Jan. 1, 1996      -    June 30, 1996                     1.50 to 1
                 July 1, 1996      -    June 30, 1997                     1.60 to 1
                 July 1, 1997      -    June 30, 2003                     1.75 to 1

          B. Section 10.9 of the Note Agreements is hereby amended and restated in its entirety to read as follows:

                 10.9 Ratio of Debt to Adjusted Tangible Net Worth. The Company will not at any time permit the ratio of the total Debt of the Company to Adjusted Tangible Net Worth to exceed the following ratios for the indicated periods:

                                              Periods                        Maximum Ratio
                          ------------------------------------------------   -------------
                          Sept. 15, 1993   -   Nov. 30, 1993                   1.85 to 1
                          Dec. 1, 1993     -   Feb. 28, 1994                   1.95 to 1
                          Mar. 1, 1994     -   Aug. 31, 1994                   2.00 to 1
                          Sept. 1, 1994    -   Nov. 30, 1994                   1.85 to 1
                          Dec. 1, 1994     -   June 30, 1995                   1.95 to 1
                          July 1, 1995     -   Nov. 30, 1995                   1.80 to 1
                          Dec. 1, 1995     -   June 30, 1996                   1.90 to 1
                          July 1, 1996     -   Nov. 30, 1996                   1.60 to 1
                          Dec. 1, 1996     -   June 30, 1997                   1.85 to 1

                          during each year thereafter

                          July 1           -   Nov. 30                         1.50 to 1
                          Dec. 1           -   June 30                         1.80 to 1


         II. Miscellaneous

             A. Limited Nature of Agreement. The amendments and modifications to the Note Agreements set forth above do not and shall not, now or in the future, either implicitly or explicitly (a) alter, waive or amend, except as expressly provided herein, any provision of the Note Agreements, or (b) impair any right or remedy of any purchaser under the Note Agreements with respect to any violation of any provision of the Note Agreements. The provisions hereof do not waive, now or in the future, compliance with any covenant, term or condition to be performed or complied with nor do they impair any rights or remedies of any Purchaser under the Note Agreements, as amended hereby, with respect to any such violation.

             B. Note Agreements Remain in Effect. Except as expressly provided herein, all provisions, terms and conditions of the Note Agreements shall remain in full force and effect. As amended hereby, the Note Agreements are ratified and confirmed in all respects.

             C. Counterparts. This letter may be executed in any number of counterparts, each of which when executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.

             D. Governing Law. This letter shall in all respects be governed by, and construed and enforced in accordance with, the laws of the State of New York, including all matters of construction, validity and performance.

         If you are in agreement with the foregoing, please sign the accompanying counterparts of this letter and return one of the same to the Company, whereupon this letter shall become a binding agreement between you and the Company.

                                       Very truly yours,

                                       KERR GROUP, INC.



                                       By:        /s/   D.G. Strickland
                                           -------------------------------------
                                       Title:  Senior Vice President, Finance
                                               Chief Financial Officer


The foregoing Agreement is hereby agreed to as of the date thereof.


JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY
By:     /s/   Stephen J. Blewitt
    ----------------------------------------------

NEW YORK LIFE INSURANCE COMPANY
By:
      --------------------------------------------

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By:
      --------------------------------------------

MASSMUTUAL/CARLSON CBO, N.V.
By:
      --------------------------------------------


BARNETT & CO.
By:
      --------------------------------------------

             C. Counterparts. This letter may be executed in any number of counterparts, each of which when executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.

             D. Governing Law. This letter shall in all respects be governed by, and construed and enforced in accordance with, the laws of the State of New York, including all matters of construction, validity and performance.

         If you are in agreement with the foregoing, please sign the accompanying counterparts of this letter and return one of the same to the Company, whereupon this letter shall become a binding agreement between you and the Company.

                                       Very truly yours,

                                       KERR GROUP, INC.



                                       By:       /s/   D.G. Strickland
                                           -------------------------------------
                                       Title:  Senior Vice President, Finance
                                               Chief Financial Officer


The foregoing Agreement is hereby agreed to as of the date thereof.


JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY
By:
      --------------------------------------------


NEW YORK LIFE INSURANCE COMPANY
By:     /s/  Gianfranco Capasso
      --------------------------------------------

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By:
      --------------------------------------------


MASSMUTUAL/CARLSON CBO, N.V.
By:
      --------------------------------------------


BARNETT & CO.
By:
      --------------------------------------------

             C. Counterparts. This letter may be executed in any number of counterparts, each of which when executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.

             D. Governing Law. This letter shall in all respects be governed by, and construed and enforced in accordance with, the laws of the State of New York, including all matters of construction, validity and performance.

         If you are in agreement with the foregoing, please sign the accompanying counterparts of this letter and return one of the same to the Company, whereupon this letter shall become a binding agreement between you and the Company.

                                       Very truly yours,

                                       KERR GROUP, INC.



                                       By:       /s/   D.G. Strickland
                                           -------------------------------------
                                       Title:  Senior Vice President, Finance
                                               Chief Financial Officer


The foregoing Agreement is hereby agreed to as of the date thereof.


JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY
By:
      --------------------------------------------


NEW YORK LIFE INSURANCE COMPANY
By:
      --------------------------------------------


MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By:     /s/  Richard C. Morrison
      --------------------------------------------


MASSMUTUAL/CARLSON CBO, N.V.
By:     /s/  Richard C. Morrison
      --------------------------------------------


BARNETT & CO.
By:
      --------------------------------------------

             C. Counterparts. This letter may be executed in any number of counterparts, each of which when executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.

             D. Governing Law. This letter shall in all respects be governed by, and construed and enforced in accordance with, the laws of the State of New York, including all matters of construction, validity and performance.

         If you are in agreement with the foregoing, please sign the accompanying counterparts of this letter and return one of the same to the Company, whereupon this letter shall become a binding agreement between you and the Company.

                                       Very truly yours,

                                       KERR GROUP, INC.



                                       By:       /s/   D.G. Strickland
                                           -------------------------------------
                                       Title:  Senior Vice President, Finance
                                               Chief Financial Officer


The foregoing Agreement is hereby agreed to as of the date thereof.


JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY
By:
      --------------------------------------------


NEW YORK LIFE INSURANCE COMPANY
By:
      --------------------------------------------


MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By:
      --------------------------------------------


MASSMUTUAL/CARLSON CBO, N.V.
By:
      --------------------------------------------


BARNETT & CO.
By:     /s/  Richard McCormick
      --------------------------------------------

                                     - 3 -